Exhibit 10.7


American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616



Subject:           Business Considerations


Reference:      a)   Purchase Agreement No. 1977 between
                The Boeing Company (Boeing) and American
                Airlines, Inc. (Customer) relating to
                Model 737-823 Aircraft

                b) Letter Agreement No. 6-1162-AKP-074R1, dated July 17, 1998, Same Subject


This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Reference
(a) Purchase Agreement.  Furthermore, this Letter
Agreement cancels and supersedes in full the Reference (b)
Letter Agreement. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to the Purchase Agreement or elsewhere in such Purchase
Agreement.

1.   Model 737-823

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT].


2.   Model 737-723  [CONFIDENTIAL PORTION OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT].

     If Customer purchases one or more Model 737-723
Aircraft pursuant to Letter Agreement No. 6-1162-AKP-075, then Boeing will [CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].


3.   Model 737-623  [CONFIDENTIAL PORTION OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT].

     If Customer purchases one or more Model 737-623
Aircraft pursuant to Letter Agreement No. 6-1162-AKP-075, then Boeing will [CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.   [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT].

     4.1   If Customer purchases one or more Model 737-823
     Aircraft after the date of this Letter Agreement, Boeing shall [CONFIDENTIAL PORTION OMITTED AND FILED
     SEPARATELY WITH THE SECURITIES AND EXCHANGE
     COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
     TREATMENT].

     4.2   If Customer purchases one or more Model 737-723
     Aircraft after the date of this Letter Agreement, Boeing shall [CONFIDENTIAL PORTION OMITTED AND FILED
     SEPARATELY WITH THE SECURITIES AND EXCHANGE
     COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
     TREATMENT].

     4.3   At the execution of this revised Letter
     Agreement, Boeing has not [CONFIDENTIAL PORTION
     OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
     EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
     CONFIDENTIAL TREATMENT].

5.   Application  [CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

     Customer will be entitled to  [CONFIDENTIAL PORTION
OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT]

6.   Confidential Treatment.

       Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter
Agreement or any information contained herein to any other person or entity, except as provided in this Letter
Agreement or the Purchase Agreement.


Very truly yours,

THE BOEING COMPANY



By          [Lyn A. Johnson]

Its          Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:           May 5 , 2005

AMERICAN AIRLINES, INC.



By         [Beverly Goulet]

Its  Vice President - Corp. Dev. & Treasurer